                                                         Exhibit 23
                                                         to Form 10KSB



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 16, 1997 included in this Form 10-KSB for the year ended March 31, 1997, into Synthetech, Inc.'s previously filed Registration Statement Nos. 33-45913, 33-64621 and 333-8203.


Arthur Andersen LLP
Portland, Oregon,
  June 18, 1997